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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                           DICK'S SPORTING GOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                                            16-1241537
   (State of Incorporation or Organization)               (I.R.S. Employer Identification No.)

              200 INDUSTRY DRIVE,
                RIDC PARK WEST
                 PITTSBURGH, PA                                            15275
    (Address of Principal Executive Offices)                             (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|


Securities to be registered pursuant to Section 12(b) of the Act:

   COMMON STOCK, $.01 PAR VALUE               NEW YORK STOCK EXCHANGE, INC.

         (Title of Class)                           (Name of Exchange
                                            on which Class is to be Registered)

Securities to be registered pursuant to Section 12(g) of the Act:  NONE


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's Common Stock, $.01 par value, found under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "SEC") on July 17, 2002, as subsequently amended by any amendments to the Registration Statement and by any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference.


ITEM 2.  EXHIBITS.

         NOT APPLICABLE.




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          DICK'S SPORTING GOODS, INC.


Dated:  September ___, 2002.              By:__________________________________
                                          Name:________________________________
                                          Title:________________________________















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